EXHIBIT 32.1
SECTION 1350 CERTIFICATION (PRINCIPAL EXECUTIVE OFFICER)
In connection with the Annual Report of Lam Research Corporation (the “Company”) on Form 10-K for the fiscal period ending June 24, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Stephen G. Newberry, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 31, 2008

/s/ Stephen G. Newberry

Stephen G. Newberry
President and Chief Executive Officer